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                                                                    EXHIBIT 10.1

                             NOTE PURCHASE AGREEMENT

      THIS NOTE PURCHASE AGREEMENT (this "Agreement") is made and entered into as of the 6th day of July 6, 2007, by and between GLOBAL BEVERAGE SOLUTIONS, INC., a Nevada corporation with headquarters located at 2 S. University Drive, Suite 220, Plantation, Florida 33324 (the "Company"), and the purchaser identified on the signature page to this Agreement (the "Purchaser"), located at the address set forth on the signature page to this Agreement.

                                    ARTICLE 1
                      AUTHORIZATION AND SALE OF SECURITIES

      1.1 AUTHORIZATION. The Company has authorized the sale and issuance to the Purchaser of a convertible promissory note in the form attached hereto as EXHIBIT A (the "Convertible Note"), convertible into common stock, par value $.001 per share, of the Company (the "Common Stock"). The shares of Common Stock issuable upon conversion of the Convertible Note are referred to herein as the "Conversion Shares." The Convertible Note and the Conversion Shares are collectively referred to herein as the "Securities."

      1.2 AGREEMENT TO PURCHASE AND SELL THE CONVERTIBLE NOTE. The Company agrees to issue and sell to the Purchaser, and the Purchaser agrees to purchase from the Company, the Convertible Note in the principal amount of $259,202 for a purchase price of $223,450 (the "Purchase Price") on the terms and conditions set forth herein.

      1.3 CLOSINGS AND DELIVERY. The purchase and sale of the Convertible Note shall occur at 10:00 a.m., New York City time, on Friday, July 6, 2007. Such purchase and sale is referred to herein as the "Closing," and the date of the Closing is referred to herein as the "Closing Date." The Closing shall be held at the offices of the Company first set forth above. At the Closing, the Company will deliver to the Purchaser the Convertible Note being purchased at such Closing and the Purchaser shall deliver to the Company by check or wire the Purchase Price in full payment of the Convertible Note.

      1.4 NATURE OF OFFERING. The investment in the Convertible Note and the Conversion Shares is being made in reliance upon the provisions of Section 4(2) ("Section 4(2)") of the United States Securities Act of 1933, as amended (the "Securities Act"), and Rule 506 of Regulation D ("Regulation D") promulgated under the Securities Act.

                                    ARTICLE 2
                                   CONVERSION

      2.1 OPTIONAL CONVERSION. From and after the date that the Company files a Form N-54C (the "De-Election Notice") with the United States Securities and Exchange Commission (the "SEC") to withdraw its election to be regulated as a business development company under the Investment Company Act of 1940 (the "1940 Act"), the Purchaser shall have the right, at its option, by giving written notice to the Company at its principal office at any time prior to the full repayment of the Convertible Note by the Company, to convert in whole or in part the principal amount of the Convertible Note and any accrued interest thereon into Conversion Shares, at the Conversion Rate (as hereinafter defined). The number of Conversion Shares issuable upon conversion of any Conversion Amount (as hereinafter defined) shall be determined by dividing (x) such Conversion Amount by (y) the Conversion Price (as hereinafter defined) (such formula being referred to herein as the "Conversion Rate"). The "Conversion Amount" means the portion of the principal amount of the Convertible Note and any accrued interest thereon to be converted with respect to which this determination is being made. The "Conversion Price" means, as of any date on which the Purchaser elects to convert the Convertible Note into Conversion Shares, 75% of the average of the lowest trade price of the Common Stock, as reported on the over-the-counter market or if the Common Stock is listed on a stock exchange, the lowest trade price of the Common Stock on such exchange, during any three business days for the ten business days prior to such conversion election, as reported by Bloomberg L.P.

      2.2 ISSUANCE OF SHARES ON CONVERSION. The date on which notice of conversion is given (the "Conversion Date") shall be deemed to be the date on which the Purchaser faxes or otherwise delivers the conversion notice ("Notice of Conversion") to the Company so that it is received by the Company on or before such specified date, provided that, if such conversion would convert the entire remaining principal of the Convertible Note, the Purchaser shall deliver to the Company the original Convertible Note being converted no later than five
(5) business days thereafter. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number (954) 337-0522; Attn: Jerry Pearring. As soon as practicable after any Conversion Date, but in any event within 3 business days thereafter (the "Delivery Date"), the Company, at its expense, will cause to be issued in the name of and delivered to the Purchaser of the Convertible Note, a certificate or certificates for the number of fully paid and non-assessable Conversion Shares to which the Purchaser shall be entitled on such conversion. No fractional shares of Common Stock will be issued on conversion of the Convertible Note. If on conversion of the Convertible Note a fraction of a share results, the Company will round such fraction of a share of Common Stock up to the nearest whole share.

      2.3 LIMITATIONS ON CONVERSION. (a) Notwithstanding anything to the contrary contained in this Agreement and the Convertible Note, the Convertible Note may not be converted, in whole or in part, into Conversion Shares unless and until any then-applicable requirements of all federal and state securities laws and regulatory agencies charged with enforcing securities laws shall have been fully complied with to the satisfaction of the Company and its counsel; PROVIDED, HOWEVER, that the Company shall at all times use its best efforts to comply with such requirements. The Company may, in its reasonable discretion, condition any conversion of the Convertible Note upon the Purchaser's delivery to the Company of a written agreement, in form and substance satisfactory to the Company, whereby the Purchaser makes, at the time of conversion, such representations and warranties to and for the benefit of the Company as are comparable to the representations and warranties of the Purchaser set forth in
Section 3.2(d) below as and to the extent applicable to the issuance of the Conversion Shares upon conversion of the Convertible Note.

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      (b)   Notwithstanding any other provision hereof or of any of the other
Transaction Documents, in no event (except (i) as specifically provided herein as an exception to this provision, or (ii) while there is outstanding a tender offer for any or all of the shares of the Company's Common Stock) shall the Purchaser be entitled to convert any portion of this Convertible Note, or shall the Company have the obligation to convert such Convertible Note to the extent that, after such conversion, the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Convertible Note or other convertible securities or of the unexercised portion of warrants or other rights to purchase Common Stock), and (2) the number of shares of Common Stock issuable upon the conversion of the Convertible Note with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to the Purchaser upon such conversion). For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, except as otherwise provided in clause (1) of such sentence. The Purchaser, by its acceptance of this Convertible Note, further agrees that if the Purchaser transfers or assigns any of the Convertible Note to a party who or which would not be considered such an affiliate, such assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section as if such transferee or assignee were the original Purchaser hereof. Nothing herein shall preclude the Purchaser from disposing of a sufficient number of other shares of Common Stock beneficially owned by the Purchaser so as to thereafter permit the continued conversion of this Convertible Note.

      2.4 DELIVERY OF STOCK. The Company understands that a delay in the issuance of the shares of Common Stock beyond the Delivery Date could result in economic loss to the Purchaser. As compensation to the Purchaser for such loss, the Company agrees to pay late payments to the Purchaser for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" refers to the number of business days which is beyond two
(2) business days after the Delivery Date):(1)

                                       Late Payment For Each $10,000
                                       of Principal or Interest Being Converted

      No. Business Days Late           Amount Being Converted
      ----------------------           ----------------------

               1                               $100
               2                               $200
               3                               $300
               4                               $400
               5                               $500
               6                               $600
               7                               $700
               8                               $800
               9                               $900
               10                              $1,000
               >10                             $1,000 + $200 for each Business
                                                        Day Late beyond 10 days

---------------------
(1) Example: Notice of Conversion is delivered on Monday, December 3, 2007. The Delivery Date would be Thursday, December 6 (the third business day after such delivery). If the certificate is delivered by Monday December 10 (2 business days after the Delivery Date), no payment under this provision is due. If the certificates are delivered on December 11, that is 1 "Business Day Late" in the table below; if delivered on December 18, that 6 "Business Days Late" in the table.

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The Company shall pay any payments incurred under this Section in immediately available funds upon demand as the Purchaser's exclusive remedy (other than the following provisions of this Section) for such delay. Furthermore, in addition to any other remedies which may be available to the Purchaser, in the event that the Company fails for any reason to effect delivery of such shares of Common Stock by close of business on the Delivery Date, the Purchaser will be entitled to revoke the relevant Notice of Conversion by delivering a notice to such effect to the Company, whereupon the Company and the Purchaser shall each be restored to their respective positions immediately prior to delivery of such Notice of Conversion; provided, however, that an amount equal to any payments contemplated by this Section which have accrued through the date of such revocation notice shall remain due and owing to the converting Purchaser notwithstanding such revocation.

                                    ARTICLE 3
                         REPRESENTATIONS AND WARRANTIES

      3.1 BY THE COMPANY. The Company hereby represents and warrants to the Purchaser as follows:

      (a) STATUS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to own and operate its properties and assets, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement, the Convertible Note and that certain Registration Rights Agreement, dated even date herewith (the "Registration Rights Agreement"), by and between the Company and the Purchaser (collectively, the "Transaction Documents").

      (b) AUTHORIZATION. The Company has the corporate power and authority to enter into and perform its obligations under the Transaction Documents. The execution and delivery of this Agreement, the execution and delivery of each Transaction Document and the performance by the Company of its obligations hereunder and thereunder have been duly authorized by all necessary action properly taken and the Company has received all necessary governmental approvals, if any, that are required.

      (c) VALIDITY AND BINDING EFFECT. The Transaction Documents are the legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

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      (d)   NO CONFLICTS. Consummation of the transactions contemplated hereby and the performance of the obligations of the Company under and by virtue of the Transaction Documents do not conflict with, and will not result in any breach of, or constitute a default under, (i) the charter or bylaws of the Company or
(ii) any mortgage, deed of trust, lease, bank loan or credit agreement, license, franchise or any other instrument or agreement to which the Company is a party or by which the Company or its respective properties may be bound or affected, except, in the case of clause (ii), to the extent that such conflict, breach or default would not reasonably be expected to have a Material Adverse Effect (as hereinafter defined).

      (e) EXEMPTION FROM REGISTRATION; VALID ISSUANCES. Subject to the accuracy of the Purchaser's representations in Section 3.2 hereof, the sale of the Convertible Note and the Conversion Shares will not require registration under the Securities Act and/or any applicable state securities law. The Conversion Shares issuable by the Company upon conversion of the Convertible Note shall, if and when the Convertible Note is converted in accordance with its terms, be duly and validly issued, fully-paid and non-assessable shares of Common Stock.

      (f) SEC DOCUMENTS. The Company has made available to the Purchaser true and complete copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2006 (the "Form 10-K") and each report filed by the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act") since the filing of the Form 10-K through the date hereof (collectively such documents are referred to herein as the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act, and rules and regulations of the SEC promulgated thereunder and the SEC Documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto at the time of such inclusion. Such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited interim statements, to normal year-end audit adjustments).

      (g) NO GENERAL SOLICITATION OR ADVERTISING IN REGARD TO THIS TRANSACTION. Neither the Company nor any of its affiliates nor any person acting on its or their behalf has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to the Securities.

      (h) NO MATERIAL ADVERSE EFFECT. Since March 31, 2007, no Material Adverse Effect (as hereinafter defined) has occurred or exists with respect to the Company, except as disclosed in the SEC Documents. For purposes of this Agreement, "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company, and/or any condition, circumstance, or situation that would prohibit or otherwise interfere with the ability of the Company to enter into and perform any of its obligations under the Transaction Documents in any material respect.

      (i) NO INTEGRATED OFFERING. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

      (j) LITIGATION AND OTHER PROCEEDINGS. Except as disclosed in the SEC Documents, there are no lawsuits or proceedings pending or, to the knowledge of the Company, threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which could reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, to the knowledge of the Company, requested of any court, arbitrator or governmental agency which could result in a Material Adverse Effect.

      3.2 BY THE PURCHASER. The Purchaser hereby represents and warrants to the Company as follows:

      (a) STATUS. If Purchaser is a corporation, partnership, trust or limited liability company, Purchaser is duly organized, validly existing and in good standing (to the extent applicable) under the laws of the jurisdiction of its formation, and has the power to own and operate its properties, to carry on its business as now conducted and to enter into and to perform its obligations under this Agreement and the other Transaction Documents.

      (b) AUTHORIZATION. Purchaser has the power and authority to enter into and perform its obligations under the Transaction Documents. The execution and delivery of this Agreement, the execution and delivery of each Transaction Document and the performance by the Purchaser of its obligations hereunder and thereunder have been duly authorized by all necessary action properly taken and the Purchaser has received all necessary governmental approvals, if any, that are required. The person executing this Agreement and all of the other Transaction Documents to which the Purchaser is a party is duly authorized to act on behalf of the Purchaser.

      (c) VALIDITY AND BINDING EFFECT. The Transaction Documents are the legal, valid and binding obligations of the Purchaser, enforceable in accordance with their respective terms, subject to limitations imposed by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally or the application of general equitable principles.

      (d)   INVESTMENT REPRESENTATIONS.

      (i) Purchaser has such knowledge and experience in financial and business matters, including investments of the type represented by the Securities, is capable of evaluating the merits of investment in the Company and can bear the economic risk of an investment in the Securities;

      (ii) Purchaser is an "accredited investor" as such term is defined in Rule 501 of Regulation D; and

      (iii) Purchaser is acquiring the Securities for investment purposes only, for its own account and not with a view to, or for resale in connection with, the distribution or other disposition thereof in contravention of the Securities Act or any state securities law, without prejudice, however, to Purchaser's right at all times to sell or otherwise dispose of all or any part of the Securities pursuant to an effective registration statement under the Securities Act and applicable state securities laws, or under an exemption from such registration available under the Securities Act and other applicable state securities laws.

      (e) TRANSFER RESTRICTIONS. Purchaser acknowledges and agrees that the Convertible Note and the Conversion Shares issuable upon conversion of the Convertible Note are subject to, and that Purchaser will be bound by, the additional transfer restrictions set forth in Section 6 of the Convertible Note.

      (f) ABSENCE OF CONFLICTS. The execution and delivery of the Transaction Documents, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Purchaser or (a) violate any provision of any indenture, instrument or agreement to which Purchaser is a party or is subject, or by which Purchaser or any of its assets is bound; (b) conflict with or constitute a material default thereunder;
(c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Purchaser to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which Purchaser is subject or to which any of its assets, operations or management may be subject.

      (g) DISCLOSURE; ACCESS TO INFORMATION. The Purchaser has received all documents, records, books and other publicly available information pertaining to Purchaser's investment in the Company that have been requested by the Purchaser. The Company is subject to the periodic reporting requirements of the Exchange Act, and the Purchaser has reviewed or received copies of all SEC Documents that have been requested by it.

      (h) MANNER OF SALE. At no time was Purchaser presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

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      (i)   PLACEMENT FEE. The Purchaser acknowledges that Palladium Capital
Advisors, LLC (the "Placement Agent") will be paid a placement fee of $50,000 by the Company in connection with the sale of the Convertible Note (in such form and manner as mutually agreed upon by and between the Company and the Placement Agreement).

      (j) TRANSFER OR RESALE. The Purchaser understands that except as provided in the Registration Rights Agreement: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) the Purchaser shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements, or
(C) the Purchaser provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144(k) promulgated under the Securities Act, as amended (or a successor rule thereto) (collectively, "RULE 144"), in each case following the applicable holding period set forth therein; (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register the Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

                                    ARTICLE 4
                            COVENANTS AND AGREEMENTS

      4.1 ISSUANCE OF CONVERTIBLE NOTE AND WARRANT. The sale of the Convertible Note and the issuance of the Conversion Shares upon conversion of the Convertible Note shall be made in accordance with the provisions and requirements of Section 4(2) and Regulation D under the Securities Act (with respect to the issuance of the Convertible Note), Section 3(a)(9) of the Securities Act (with respect to the issuance of the Conversion Shares) and any applicable state securities law. The Company shall make all necessary SEC and "blue sky" filings required to be made by the Company in connection with the sale of the Securities to the Purchaser as required by all applicable laws.

      4.2 AUTHORIZED SHARES. At all times from and after the Closing Date and until the maturity date of the Convertible Note, the Company shall maintain a sufficient number of authorized shares of Common Stock to be available for issuance in a timely manner upon conversion of the Convertible Note in accordance with the terms hereof and thereof.

      4.3 MATTERS RELATING TO DE-ELECTION NOTICE. The Company covenants and agrees (i) to file, within five (5) business days of the Closing Date, a preliminary information statement on Schedule 14C with the SEC relating to the approval by the written consent of the Company's stockholders of the withdrawal of its election to be regulated as a business development company under the 1940 Act, and promptly respond to any SEC comments thereon and (ii) to file, within thirty (30) days after the SEC clears the filing by the Company of a definitive information statement on Schedule 14C with the SEC relating to the approval by the written consent of the Company's stockholders of the withdrawal of its election to be regulated as a business development company under the 1940 Act, a De-Election Notice.

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                                    ARTICLE 5
                                     LEGEND

      Each certificate representing the Conversion Shares will bear a legend in substantially the following form:

      THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION THAT IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

                                    ARTICLE 6
                              DEFAULT AND REMEDIES

      6.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute an "Event of Default" hereunder:

      (a) Default in the payment of the principal of the indebtedness evidenced by the Convertible Note in accordance with the terms of the Convertible Note;

      (b) A default or event of default shall occur in respect of any other indebtedness of the Company that exceeds, in the aggregate, $100,000 and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

      (c) The Company shall be liquidated, dissolved, partitioned or terminated, or the charter thereof shall expire or be revoked;

      (d) The Company (i) shall generally not pay or shall be unable to pay its debts as such debts become due, or (ii) shall make an assignment for the benefit of creditors or petition or apply to any tribunal for the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or
(iii) shall commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, or (iv) shall have had any such petition or application filed or any such proceeding commenced against it that is not dismissed within sixty (60) days, or (v) shall indicate, by any act or intentional and purposeful omission, its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial part of its assets, or (vi) shall suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of sixty (60) days or more;

      (e) Failure of the Company to perform any of its obligations, covenants or agreements under this Agreement or any of the other Transaction Documents (other than the payment of the principal of the indebtedness evidenced by the Convertible Note, which shall be subject to Section 6.1(a) above and not this
Section 6(e));

      (f) A default or event of default shall occur under any of the other Transaction Documents and, if subject to a cure right, such default or event of default shall not be cured within the applicable cure period;

      (g) The Purchaser's inability to convert the Convertible Note into Conversion Shares upon written notice to the Company as provided for herein due to the Company's failure to comply with (and not due to the Purchaser's failure to meet all applicable investor suitability requirements of) the then-applicable requirements of all federal and state securities laws and regulatory agencies charged with enforcing securities laws as provided for in Section 2.3 of this Agreement; or

      (h) A default or event of default shall occur in respect of any agreement of the Company that requires the payment by the Company of an amount in excess of $250,000.

      With respect to any Event of Default described above in Sections 6.1(e),
(f) and (h) that is capable of being cured and that does not already provide its own cure procedure (a "Curable Default"), the occurrence of such Curable Default shall not constitute an Event of Default hereunder if the Company provides notice to the Purchaser of such Curable Default in accordance with the provisions hereof within five (5) business days of the Company learning of such default and such Curable Default is fully cured and/or corrected within thirty
(30) days of the Company's notice thereof to Purchaser.

      6.2 ACCELERATION OF MATURITY; REMEDIES. Upon the occurrence of any Event of Default described in Section 6.1(d), the indebtedness evidenced by the Convertible Note shall be immediately due and payable in full; and upon the occurrence of any other Event of Default described above, the Purchaser at any time thereafter may at its option accelerate the maturity of the indebtedness evidenced by the Convertible Note without notice of any kind. Upon the occurrence of any such Event of Default and the acceleration of the maturity of the indebtedness evidenced by the Convertible Note:

      (a) The Purchaser shall be immediately entitled to exercise any and all rights and remedies possessed by the Purchaser pursuant to the terms of the Convertible Note and all of the other Transaction Documents; and

      (b) The Purchaser shall have any and all other rights and remedies that the Purchaser may now or hereafter possess at law, in equity or by statute.

      6.3 REMEDIES CUMULATIVE; NO WAIVER. No right, power or remedy conferred upon or reserved to the Purchaser by this Agreement or any of the other Transaction Documents is intended to be exclusive of any other right, power or remedy, but each and every such right, power and remedy shall be cumulative and concurrent and shall be in addition to any other right, power and remedy given hereunder, under any of the other Transaction Documents or now or hereafter existing at law, in equity or by statute. No delay or omission by the Purchaser to exercise any right, power or remedy accruing upon the occurrence of any Event of Default shall exhaust or impair any such right, power or remedy or shall be construed to be a waiver of any such Event of Default or an acquiescence therein, and every right, power and remedy given by this Agreement and the other Transaction Documents to the Purchaser may be exercised from time to time and as often as may be deemed expedient by the Purchaser.

                                    ARTICLE 7
                            SURVIVAL; INDEMNIFICATION

      7.1 SURVIVAL. The representations, warranties and covenants made by each of the Company and the Purchaser in this Agreement, the schedules and exhibits hereto and in each instrument, agreement and certificate entered into and delivered by them pursuant to this Agreement, shall survive the Closing and the consummation of the transactions contemplated hereby. In the event of a breach or violation of any of such representations, warranties or covenants, the party to whom such representations, warranties or covenants have been made shall have all rights and remedies for such breach or violation available to it under the provisions of this Agreement or otherwise, whether at law or in equity, irrespective of any investigation made by or on behalf of such party on or prior to the Closing Date.

      7.2   INDEMNITY.

      (a) BY THE COMPANY. The Company hereby agrees to indemnify and hold harmless the Purchaser, its affiliates and their respective officers, directors, partners and members (collectively, the "Purchaser Indemnitees"), from and against any and all losses, claims, damages, costs, expenses (including, without limitation, reasonable attorney's fees and disbursements and reasonable costs and expenses of expert witnesses and investigation), judgments, penalties, liabilities and deficiencies (collectively, "Losses"), and agrees to reimburse the Purchaser Indemnitees for all reasonable out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Purchaser Indemnitees and to the extent arising out of or in connection with:

      (i) any misrepresentation, omission of fact or breach of any of the Company's representations or warranties contained in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement; or

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

      (ii) any failure by the Company to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Company pursuant to this Agreement.

      (b) BY THE PURCHASER. The Purchaser hereby agrees to indemnify and hold harmless the Company, its affiliates and their respective officers, directors, partners and members (collectively, the "Company Indemnitees"), from and against any and all Losses, and agrees to reimburse the Company Indemnitees for reasonable all out-of-pocket expenses (including the reasonable fees and expenses of legal counsel), in each case promptly as incurred by the Company Indemnitees and to the extent arising out of or in connection with:

      (i) any misrepresentation, omission of fact, or breach of any of the Purchaser's representations or warranties contained in this Agreement, the schedules or exhibits hereto or any instrument, agreement or certificate entered into or delivered by the Purchaser pursuant to this Agreement; or

      (ii) any failure by the Purchaser to perform in any material respect any of its covenants, agreements, undertakings or obligations set forth in this Agreement or any instrument, certificate or agreement entered into or delivered by the Purchaser pursuant to this Agreement.

      7.3 NOTICE. Promptly after receipt by either party hereto seeking indemnification pursuant to Section 7.2 (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to Section
7.2 is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim as to which both the Indemnifying Party and the Indemnified Party are parties, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying Party shall have agreed to pay such fees, out-of-pocket costs and expenses, (y) the Indemnified Party and the Indemnifying Party reasonably shall have concluded that representation of the Indemnified Party and the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, potentially differing interests between such parties in the conduct of the defense of such Claim, or if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of legal counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment.

                                    ARTICLE 8
                                  MISCELLANEOUS

      8.1 SUCCESSORS AND ASSIGNS INCLUDED IN PARTIES. Whenever in this Agreement one of the parties hereto is named or referred to, the heirs, legal representatives, successors, successors-in-title and assigns of such parties shall be included, and all covenants and agreements contained in this Agreement by or on behalf of the Company or by or on behalf of the Purchaser shall bind and inure to the benefit of their respective heirs, legal representatives, successors-in-title and assigns, whether so expressed or not.

      8.2 SEVERABILITY. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement and shall be interpreted so as to be effective and valid.

      8.3 ARTICLE AND SECTION HEADINGS, DEFINED TERMS. Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.

      8.4 NOTICES. Any and all notices, elections or demands permitted or required to be made under this Agreement shall be in writing, signed by the party giving such notice, election or demand and shall be delivered personally, telecopied, or sent by certified mail or overnight via nationally recognized courier service (such as Federal Express), to the other party at the address set forth in the introductory paragraph to this Agreement, or at such other address as may be supplied in writing and of which receipt has been acknowledged in writing. The date of personal delivery or telecopy or two (2) business days after the date of mailing (or the next business day after delivery to such courier service), as the case may be, shall be the date of such notice, election or demand, with copies as follows:

      if to the Company:

      Mr. Jerry Pearring
      Chief Executive Officer
      Global Beverage Solutions, Inc.
      2 S. University Drive
      Suite 220
      Plantation, Florida 33324
      if to the Purchaser:

      Krieger & Prager, LLP, Esqs.
      39 Broadway
      Suite 920
      New York, NY 10006
      Attn: Samuel M. Krieger, Esq.
      Telephone No.: (212) 363-2900
      Telecopier No.: (212) 363-2999

      8.5 ENTIRE AGREEMENT. This Agreement and the other written agreements between the Company and the Purchaser represent the entire agreement between the parties concerning the subject matter hereof, and all oral discussions and prior agreements are merged herein; PROVIDED, if there is a conflict between this Agreement and any other document executed contemporaneously herewith with respect to the obligations described herein, the provision of this Agreement shall control.

      8.6 GOVERNING LAW. THIS AGREEMENT SHALL BE ENFORCED, GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITH SUCH STATE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS. THE PARTIES HERETO HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE UNITED STATES FEDERAL COURTS LOCATED IN THE CITY OF NEW YORK, NEW YORK WITH RESPECT TO ANY DISPUTE ARISING UNDER THIS AGREEMENT, THE AGREEMENTS ENTERED INTO IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. BOTH PARTIES IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH SUIT OR PROCEEDING. BOTH PARTIES FURTHER AGREE THAT SERVICE OF PROCESS UPON A PARTY MAILED BY FIRST CLASS MAIL SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON THE PARTY IN ANY SUCH SUIT OR PROCEEDING. NOTHING HEREIN SHALL AFFECT ANY PARTY'S RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. THE PARTIES AGREE THAT A FINAL NON-APPEALABLE JUDGMENT IN ANY SUCH SUIT OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON SUCH JUDGMENT OR IN ANY OTHER LAWFUL MANNER. THE PARTIES HEREBY WAIVE A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT.

      8.7 AMENDMENT. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

      8.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

      8.9 CONSTRUCTION AND INTERPRETATION. Should any provision of this Agreement require judicial interpretation, the parties hereto agree that the court interpreting or construing the same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be more strictly construed against the party that itself or through its agent prepared the same, it being agreed that the Company, the Purchaser and their respective agents have participated in the preparation hereof.

      8.9 COSTS AND ATTORNEYS' FEES. If any action, suit, arbitration or other proceeding is instituted to remedy, prevent or obtain relief from a default in the performance by any party to this Agreement of its obligations under this Agreement, the prevailing party (as determined by the court or other fact-finder) will be entitled to recover from the losing party all actual costs incurred in each and every such action, suit, arbitration or other proceeding, including any and all appeals or petitions therefrom, including, without limitation, reasonable attorneys' fees and disbursements.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement, or have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.


                                         COMPANY:

                                         GLOBAL BEVERAGE SOLUTIONS, INC.,
                                         a Nevada corporation


                                         By: /s/ Jerry Pearring
                                             ------------------
                                         Name: Jerry Pearring
                                         Title: Chief Executive Officer

                                         PURCHASER:

                                         MELTON MANAGEMENT LTD.


                                         By: /s/ Yehuda Breitkope
                                             --------------------
                                         Its: President

                                         26 Agassi Street
                                         Jerusalem, Israel





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